HIGH INCOME ADVANTAGE TRUST                             Two World Trade Center,
                                                        New York, New York 10048
LETTER TO THE SHAREHOLDERS September 30, 1996

DEAR SHAREHOLDER:

The fixed-income markets rebounded sharply during the second half of 1995, as economic growth slowed and inflation fears subsided. This trend reversed itself during the first nine months of 1996, as signs of an economic recovery caused the U.S. Treasury market to retreat. The high-yield market, which performed nicely during 1995's market rally, held up relatively well during the first nine months of 1996, even as interest rates moved up sharply. While signs of an economic recovery has led to a sharp increase in interest rates, this recovery also bodes well for the future prospects of many corporate issuers in the high-yield marketplace and helps erase some of the recession fears that had plagued the high-yield market in late 1995.

Against this backdrop, High Income Advantage Trust produced a total return of
15.53 percent for the twelve-month period ended September 30, 1996, based on its closing market price on the New York Stock Exchange (NYSE) of $6.00 per share. Based on its net asset value (NAV) of $5.22 per share, the Trust's total return for the same period was 9.58 percent. Over the past twelve months, the Trust continued to distribute regular income dividends at a rate of $0.05 per share per month. For the full fiscal year, the Trust's distributions totaled $0.60 per share. On September 30, 1996, the Trust's net assets exceeded $156 million.

INVESTMENT STRATEGY

The Trust's investment strategy remained essentially unchanged over the past year, with a continued emphasis on discounted B-rated issues. In today's market, many of these issues can be purchased below par providing significant future appreciation potential and an attractive yield versus comparable U.S. Treasuries (in the 11 percent to 12 percent range). In light of the rebounding economy, we feel quite comfortable with the earnings outlook for most of our B-rated issuers. Recognizing that the economy may slow somewhat during the remainder of 1996, we have tried to limit the portfolio's volatility by focusing primarily on

HIGH INCOME ADVANTAGE TRUST
growth type, recession resistant industry sectors such as cable, media, food and beverage and telecommunications.

During the fiscal year, several new issues were added to the portfolio, including Adams Outdoor Advertising, American Media Operations, Inc., American Communications Services, Inc., AMF Group, Inc., Boston Chicken, Inc., Intermedia and Paxson Communications Corp.

MARKET OUTLOOK

Given our outlook for continued, albeit moderate economic growth, we find that many of today's B-rated issues offer excellent long-term return potential. Over the near term, there could be continued volatility in the financial markets as investors assess the economy's strength, possible Federal Reserve Board actions and the upcoming Presidential election. However, despite any potential short-term weakness, we consider today's high-yield market to be an attractive long-term opportunity for investors.

We would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We appreciate your support of High Income Advantage Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS September 30, 1996

PRINCIPAL
AMOUNT IN                                          COUPON         MATURITY
THOUSANDS                                           RATE            DATE          VALUE
-------------------------------------------------------------------------------------------
             CORPORATE BONDS (94.2%)
             Aerospace (2.8%)
$  5,000     Sabreliner Corp. (Series B).......    12.50  %       04/15/03     $  4,400,000
                                                                                 ----------
             Automotive (4.3%)
     800     APS, Inc. ........................    11.875         01/15/06          874,000
   2,850     Envirotest Systems, Inc. .........     9.125         03/15/01        2,622,000
   3,000     Toyota Motor Credit Corp. ........    15.00          09/26/97        3,263,220
                                                                                 ----------
                                                                                  6,759,220
                                                                                 ----------
             Broadcast Media (3.0%)
   1,500     Adams Outdoor Advertising.........    10.75          03/15/06        1,567,500
   1,500     Paxson Communications Corp. ......    11.625         10/01/02        1,578,750
   1,500     Spanish Broadcasting System,
             Inc. .............................     7.50          06/15/02        1,567,500
                                                                                 ----------
                                                                                  4,713,750
                                                                                 ----------
             Business Services (4.7%)
   3,000     Anacomp, Inc. ....................    13.00+         06/04/02        3,090,000
   4,000     Xerox Credit Corp. ...............    15.00          06/10/97        4,245,280
                                                                                 ----------
                                                                                  7,335,280
                                                                                 ----------
             Cable & Telecommunications (16.2%)
   3,072     Adelphia Communications Corp.
             (Series B)........................     9.50+         02/15/04        2,764,743
   1,500     American Communications Services,
             Inc. .............................    13.00++        11/01/05          855,000
   1,500     American Communications Services,
             Inc. .............................    12.75++        04/01/06          795,000
   4,000     AT&T Capital Corp. ...............    15.00          05/05/97        4,207,960
   1,500     Charter Communication South East
             L.P. (Series B)...................    11.25          03/15/06        1,535,625
   3,041     Falcon Holdings Group L.P.
             (Series B)........................    11.00+         09/15/03        2,805,092
   3,000     Hyperion Communication
             (Series B)........................    13.00++        04/15/03        1,830,000
  14,700     In-Flight Phone Corp.
             (Series B)........................    14.00++        05/15/02        5,880,000
   1,500     IXC Communications Inc.
             (Series B)........................    12.50          10/01/05        1,582,500
   1,500     Peoples Telephone Co., Inc. ......    12.25          07/15/02        1,560,000
   1,500     Rifkin Acquisition Partners
             L.P. .............................    11.125         01/15/06        1,552,500
                                                                                 ----------
                                                                                 25,368,420
                                                                                 ----------
             Computer Equipment (4.1%)
   1,500     Advanced Micro Devices............    11.00          08/01/03        1,552,500
   1,500     Unisys Corp. .....................    15.00          07/01/97        1,578,750
   3,000     Unisys Corp. (Conv.)..............     8.25          03/15/06        3,345,000
                                                                                 ----------
                                                                                  6,476,250
                                                                                 ----------
             Consumer Products (1.5%)
   2,317     J.B. Williams Holdings, Inc. .....    12.00          03/01/04        2,345,962
                                                                                 ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON         MATURITY
THOUSANDS                                           RATE            DATE          VALUE
-------------------------------------------------------------------------------------------
             Containers (1.6%)
$  1,500     Ivex Holdings Corp. (Series B)....    13.25++%       03/15/05     $  1,020,000
   1,500     Mail-Well Corp. ..................    10.50          02/15/04        1,485,000
                                                                                 ----------
                                                                                  2,505,000
                                                                                 ----------
             Electrical & Alarm Systems (2.9%)
   5,000     Mosler, Inc. .....................    11.00          04/15/03        4,500,000
                                                                                 ----------
             Entertainment/Gaming & Lodging (9.2%)
   1,500     AMF Group Inc. (Series B).........    10.875         03/15/06        1,537,609
  10,883     Days Inns of America, Inc. (a)....    12.375         06/01/97               --
   2,000     Fitzgeralds Gaming Corp.
             (Units)+++........................    13.00          12/31/02        1,600,000
   1,500     Lady Luck Gaming Finance Corp. ...    11.875         03/01/01        1,485,000
   4,250     Motels of America, Inc.
             (Series B)........................    12.00          04/15/04        3,676,250
   1,500     Players International, Inc. ......    10.875         04/15/05        1,492,500
   1,500     Plitt Theaters, Inc. (Canada).....    10.875         06/15/04        1,522,500
  13,514     Spectravision, Inc. (a)...........    11.65          12/01/02        1,631,270
   1,500     Station Casinos, Inc. ............     9.625         06/01/03        1,455,000
                                                                                 ----------
                                                                                 14,400,129
                                                                                 ----------
             Financial (2.1%)
   3,000     Household Finance Corp. ..........    15.00          09/25/97        3,262,470
                                                                                 ----------
             Foods & Beverages (8.7%)
   7,800     Envirodyne Industries, Inc. ......    10.25          12/01/01        7,195,500
  15,500     Specialty Foods Acquisition Corp.
             (Series B)........................    13.00++        08/15/05        6,510,000
                                                                                 ----------
                                                                                 13,705,500
                                                                                 ----------
             Healthcare (1.5%)
   3,000     Unilab Corp. .....................    11.00          04/01/06        2,355,000
                                                                                 ----------
             Manufacturing (5.3%)
   1,500     Alpine Group, Inc. ...............    12.25          07/15/03        1,560,000
   1,500     Berry Plastics Corp. .............    12.25          04/15/04        1,627,500
   1,500     Exide Electronics Group, Inc.
             (Series B)........................    11.50          03/15/06        1,582,500
   1,500     International Wire Group, Inc. ...    11.75          06/01/05        1,597,500
   2,000     Uniroyal Technology Corp. ........    11.75          06/01/03        1,940,000
                                                                                 ----------
                                                                                  8,307,500
                                                                                 ----------
             Manufacturing - Diversified (6.7%)
   1,500     Foamex L.P. ......................    11.875         10/01/04        1,590,000
   1,500     Interlake Corp. ..................    12.125         03/01/02        1,567,500
   2,000     J.B. Poindexter & Co., Inc. ......    12.50          05/15/04        1,960,000
   2,000     Jordan Industries, Inc. ..........    10.375         08/01/03        1,940,000
   4,500     Jordan Industries, Inc. ..........    11.75++        08/01/05        3,510,000
                                                                                 ----------
                                                                                 10,567,500
                                                                                 ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PRINCIPAL
AMOUNT IN                                          COUPON         MATURITY
THOUSANDS                                           RATE            DATE          VALUE
-------------------------------------------------------------------------------------------
             Oil & Gas (1.1%)
$  2,000     Empire Gas Corp. .................     7.00  %       07/15/04     $  1,755,000
                                                                                 ----------
             Publishing (3.4%)
   3,000     Affiliated Newspapers Investments,
             Inc. .............................    13.25++        07/01/06        2,295,000
   1,500     American Media Operations,
             Inc. .............................    11.625         11/15/04        1,575,000
   1,500     United States Banknote Corp. .....    10.375         06/01/02        1,425,000
                                                                                 ----------
                                                                                  5,295,000
                                                                                 ----------
             Restaurants (8.2%)
   9,500     American Restaurant Group
             Holdings, Inc. ...................    14.00++        12/15/05        3,467,500
   1,250     Boston Chicken Inc. (Conv.).......     4.50          02/01/04        1,601,563
   1,500     Carrols Corp. ....................    11.50          08/15/03        1,569,375
   1,500     Flagstar Corp. ...................    10.75          09/15/01        1,335,000
   2,250     Flagstar Corp. ...................    10.875         12/01/02        1,996,875
   4,850     Flagstar Corp. ...................    11.25          11/01/04        2,910,000
                                                                                 ----------
                                                                                 12,880,313
                                                                                 ----------
             Retail (2.3%)
   1,671     Cort Furniture Rental Corp. ......    12.00          09/01/00        1,758,728
   7,550     County Seat Stores Co. ...........    12.00          10/01/02        1,887,500
                                                                                 ----------
                                                                                  3,646,228
                                                                                 ----------
             Retail - Food Chains (2.9%)
   1,500     Jitney-Jungle Stores..............    12.00          03/01/06        1,597,500
   1,500     Pathmark Stores, Inc. ............     9.625         05/01/03        1,470,000
   1,500     Ralphs Grocery Co. ...............    10.45          06/15/04        1,518,750
                                                                                 ----------
                                                                                  4,586,250
                                                                                 ----------
             Textiles (1.7%)
     273     Farley Inc. (Conv.)...............     0.00          01/01/12           29,328
   3,000     U.S. Leather, Inc. ...............    10.25          07/31/03        2,520,000
                                                                                 ----------
                                                                                  2,549,328
                                                                                 ----------
             TOTAL CORPORATE BONDS
             (Identified Cost $169,879,314)...............................      147,714,100
                                                                                 ----------


NUMBER OF
 SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
              COMMON STOCKS (b) (1.6%)
              Automotive (0.0%)
     113      Northern Holdings Industrial Corp. (Restricted) (c).......              --
                                                                              ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST


NUMBER OF
 SHARES                                                                        VALUE
----------------------------------------------------------------------------------------
              Computer Equipment (0.1%)
 191,107      Memorex Telex NV (ADR) (Netherlands) (c)..................    $    197,079
                                                                              ----------
              Entertainment/Gaming & Lodging (0.2%)
   4,000      Motels of America, Inc. - 144A*...........................         280,000
                                                                              ----------
              Foods & Beverages (1.1%)
 140,000      Seven-Up/RC Bottling Co. Southern California, Inc. (c)....       1,470,000
 180,000      Specialty Foods Acquisition Corp. - 144A*.................         270,000
                                                                              ----------
                                                                               1,740,000
                                                                              ----------
              Publishing (0.2%)
   7,000      Affiliated Newspapers Investments, Inc. (Class B).........         280,000
                                                                              ----------
              Restaurants (0.0%)
   9,500      American Restaurant Group Holdings, Inc. - 144A*..........          76,000
                                                                              ----------
              TOTAL COMMON STOCKS
              (Identified Cost $14,776,829).............................       2,573,079
                                                                              ----------
              PREFERRED STOCK (b) (1.2%)
              Entertainment/Gaming & Lodging
  80,000      Fitzgeralds Gaming Corp. (Units)+++
              (Identified Cost $2,000,000)..............................       1,760,000
                                                                              ----------


NUMBER OF                                                       EXPIRATION
WARRANTS                                                          DATE           VALUE
------------------------------------------------------------------------------------------
              WARRANTS (b) (0.2%)
              Aerospace (0.0%)
   5,000      Sabreliner Corp. - 144A*......................     04/15/03           50,000
                                                                                ----------
              Cable & Telecommunications (0.1%)
   1,500      Hyperion Communication - 144A*................     04/01/01           60,000
  10,000      In-Flight Phone Corp. - 144A*.................     08/31/02           80,000
                                                                                ----------
                                                                                   140,000
                                                                                ----------
              Containers (0.0%)
   4,000      Crown Packaging Holdings, Ltd.
              (Canada) - 144A*..............................     11/01/03               --
                                                                                ----------
              Entertainment/Gaming & Lodging (0.0%)
   3,263      Casino America, Inc. .........................     11/15/96               --
   2,000      Fitzgeralds Gaming Corp. .....................     12/19/98            9,115
   2,250      Fitzgeralds South Inc. - 144A*................     03/15/99               --
                                                                                ----------
                                                                                     9,115
                                                                                ----------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST


NUMBER OF                                                       EXPIRATION
WARRANTS                                                          DATE           VALUE
------------------------------------------------------------------------------------------
              Manufacturing (0.1%)
   1,500      Exide Electronics Group, Inc. - 144A*.........     03/15/06     $     52,500
  20,000      Uniroyal Technology Corp. ....................     06/01/03           27,500
                                                                                ----------
                                                                                    80,000
                                                                                ----------
              Oil & Gas (0.0%)
   5,520      Empire Gas Corp. .............................     07/15/04           55,200
                                                                                ----------
              Retail (0.0%)
   4,000      County Seat Holdings Co. .....................     10/15/98               --
                                                                                ----------
              TOTAL WARRANTS
              (Identified Cost $1,081,291)...............................          334,315
                                                                                ----------

PRINCIPAL
AMOUNT IN                                              COUPON     MATURITY
THOUSANDS                                               RATE        DATE          VALUE
-------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENT (2.8%)
              REPURCHASE AGREEMENT
$  4,375      The Bank of New York (dated 09/30/96;
              proceeds $4,375,712; collateralized
              by $4,475,193 U.S. Treasury Note
              6.357% due 03/31/01 valued at
              $4,462,606)
              (Identified Cost $4,375,104)..............5.00%     10/01/96        4,375,104
                                                                                 ----------
              TOTAL INVESTMENTS
              (Identified Cost $192,112,538) (d)..................  100.0%      156,756,598

              LIABILITIES IN EXCESS OF OTHER ASSETS...............      --          (18,805)
                                                                      ----       ----------
              NET ASSETS..........................................  100.0%     $156,737,793
                                                                      ====       ==========

---------------------
ADR  American Depository Receipt.
 *   Resale is restricted to qualified institutional investors.
+++ Consists of one or more class of securities traded together as a unit; generally bonds with attached stocks/warrants.
 +   Payment-in-kind security.
 ++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
 (a) Non-income producing security; issuer in bankruptcy.
 (b) Non-income producing securities.
 (c) Acquired through exchange offer.
 (d) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $6,088,160 and the aggregate gross unrealized depreciation was $41,444,100, resulting in net unrealized depreciation of $35,355,940.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996
ASSETS:
Investments in securities, at value
 (identified cost $192,112,538).........    $ 156,756,598
Receivable for:
    Interest............................        3,765,073
    Investments sold....................        2,572,333
Prepaid expenses and other assets.......            4,638
                                              -----------
    TOTAL ASSETS........................      163,098,642
                                              -----------
LIABILITIES:
Payable for:
    Investments purchased...............        6,155,029
    Investment management fee...........           99,282
Accrued expenses........................          106,538
                                              -----------
    TOTAL LIABILITIES...................        6,360,849
                                              -----------
NET ASSETS:
Paid-in-capital.........................      288,883,672
Net unrealized depreciation.............      (35,355,940)
Accumulated undistributed net investment
 income.................................        4,540,049
Accumulated net realized loss...........     (101,329,988)
                                              -----------
    NET ASSETS..........................    $ 156,737,793
                                              ===========
NET ASSET VALUE PER SHARE,
 30,017,252 shares outstanding
 (unlimited
 shares authorized of $.01 par value)...            $5.22
                                                     ====

STATEMENT OF OPERATIONS
For the year ended September 30, 1966
NET INVESTMENT INCOME:
INTEREST INCOME.........................    $  21,239,973
                                              -----------
EXPENSES
Investment management fee...............        1,187,218
Transfer agent fees and expenses........          130,183
Shareholder reports and notices.........           41,971
Registration fees.......................           35,296
Custodian fees..........................           29,690
Trustees' fees and expenses.............           18,148
Professional fees.......................            6,382
Other...................................            8,155
                                              -----------
    TOTAL EXPENSES......................        1,457,043
                                              -----------
    NET INVESTMENT INCOME...............       19,782,930
                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain.......................        1,570,993
Net change in unrealized depreciation...       (5,772,927)
                                              -----------
    NET LOSS............................       (4,201,934)
                                              -----------
NET INCREASE............................    $  15,580,996
                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE YEAR        FOR THE YEAR
                                                          ENDED               ENDED
                                                      SEPTEMBER 30,       SEPTEMBER 30,
                                                          1996                1995
----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income............................     $  19,782,930       $  18,429,377
Net realized gain (loss).........................         1,570,993          (2,741,117)
Net change in unrealized depreciation............        (5,772,927)          2,914,528
                                                        -----------         -----------
    NET INCREASE.................................        15,580,996          18,602,788
Dividends from net investment income.............       (18,010,351)        (19,271,076)
                                                        -----------         -----------
    TOTAL DECREASE...............................        (2,429,355)           (668,288)
NET ASSETS:
Beginning of period..............................       159,167,148         159,835,436
                                                        -----------         -----------
    END OF PERIOD
    (Including undistributed net investment
    income of $4,540,049 and $2,767,470,
    respectively)................................     $ 156,737,793       $ 159,167,148
                                                        ===========         ===========

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

HIGH INCOME ADVANTAGE TRUST
the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

HIGH INCOME ADVANTAGE TRUST

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $173,636,836 and $178,035,964, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1996, the Trust had transfer agent fees and expenses payable of approximately $15,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1996 included in Trustees' fees and expenses in the Statement of Operations amounted to $708. At September 30, 1996, the Trust had an accrued pension liability of $49,007 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                                                  CAPITAL
                                                                                                                  PAID IN
                                                                                                  PAR VALUE      EXCESS OF
                                                                                     SHARES       OF SHARES      PAR VALUE
                                                                                   ----------     ---------     ------------
Balance, September 30, 1994, 1995 and 1996.....................................    30,017,252     $300,172      $288,583,500
                                                                                   ==========     ========      ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

    DECLARATION         AMOUNT            RECORD               PAYABLE
       DATE            PER SHARE           DATE                  DATE
-------------------    ---------     -----------------    ------------------
September 24, 1996.      $0.05        October 4, 1996      October 18, 1996
October 30, 1996...      $0.05       November 8, 1996     November 22, 1996

HIGH INCOME ADVANTAGE TRUST

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1996, the Trust utilized approximately $20,000 of its net capital loss carryover. At September 30, 1996, the Trust had a net capital loss carryover of approximately $99,828,000 to offset future capital gains to the extent provided by regulations available through September 30 of the following years:

                                         AMOUNTS IN THOUSANDS
        --------------------------------------------------------------------------------------
         1997       1998       1999        2000       2001      2002        2003        Total
        ------     ------     -------     -------     ----     -------     -------     -------
        $1,094     $5,723     $27,616     $23,411     $95      $15,205     $26,684     $99,828
        =======    =======    ========    ========    ====     ========    ========    ========

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $1,267,000 during fiscal 1996.

As of September 30, 1996, the Trust had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

HIGH INCOME ADVANTAGE TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                   FOR THE YEAR ENDED SEPTEMBER 30
                                                                 ----------------------------------------------------------------
                                                                   1996          1995          1994          1993          1992
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 5.30        $ 5.32        $ 5.99        $ 5.81        $ 5.23
                                                                    -----         -----         -----         -----         -----
Net investment income.......................................         0.66          0.61          0.62          0.70          0.84
Net realized and unrealized gain (loss).....................        (0.14)         0.01         (0.62)         0.30          0.33
                                                                    -----         -----         -----         -----         -----
Total from investment operations............................         0.52          0.62            --          1.00          1.17
Dividends from net investment income........................        (0.60)        (0.64)        (0.67)        (0.82)        (0.59)
                                                                    -----         -----         -----         -----         -----
Net asset value, end of period..............................       $ 5.22        $ 5.30        $ 5.32        $ 5.99        $ 5.81
                                                                    =====         =====         =====         =====         =====
Market value, end of period.................................       $ 6.00        $ 5.75        $5.625        $6.125        $ 5.75
                                                                    =====         =====         =====         =====         =====
TOTAL INVESTMENT RETURN+....................................        15.53%        14.59%         2.56%        22.41%        38.06%
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         0.92%         1.01%         0.98%         0.97%         1.00%
Net investment income.......................................        12.50%        11.79%        10.52%        12.14%        14.72%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................     $156,738      $159,167      $159,835      $179,747      $174,713
Portfolio turnover rate.....................................          117%           63%          102%          140%          108%

---------------------
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF HIGH INCOME ADVANTAGE TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Income Advantage Trust ("Trust") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1996

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York  10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York  10048

HIGH
INCOME
ADVANTAGE

ANNUAL REPORT
SEPTEMBER 30, 1996